Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

PURSUANT TO SECTION 305(b)(2)   ☐

LASALLE BANK NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

36-0884183

(I.R.S. Employer

Identification No.)

135 South LaSalle Street, Chicago, Illinois 60603

(Address of principal executive offices) (Zip Code)

Guy Rounsaville

Executive Vice President

General Counsel

Telephone: (312) 904-5469

135 South LaSalle Street, Suite 925

Chicago, Illinois 60603

(Name, address and telephone number of agent for service)

NOVAMED, INC.

(Exact name of Registrant as specified in its charter)

Delaware	36-4116193
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

and its Guarantor Subsidiaries

(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)		Identification No.)
Delaware	NovaMed Management Services, LLC	36-4013255
Missouri	NovaMed Management of Kansas City, Inc.	43-0987398

Missouri	Blue Ridge NovaMed, Inc.	43-0960040

Kentucky	NovaMed of Louisville, Inc.	61-1122905

Iowa	Midwest Uncuts, Inc.	43-1063029

Delaware	NovaMed Eyecare Research, Inc.	36-4306481

Missouri	NovaMed Eye Surgery and Laser Center of St. Joseph, Inc.	43-1519222

Illinois	NMGK, Inc.	43-1727619

Kansas	NMLO, Inc.	48-0826231

Delaware	NovaMed Eye Surgery Center of Cincinnati, LLC	36-4408911

Delaware	Patient Education Concepts, Inc.	74-2953719

Georgia	NMI, Inc.	58-1681763

Delaware	NovaMed Acquisition Company, Inc.	36-4463521

Delaware	NovaMed of Texas, Inc.	68-0510006

Delaware	NovaMed Alliance, Inc.	04-3699892

Delaware	NovaMed of Wisconsin, Inc.	20-1897790

Delaware	NovaMed of Dallas, Inc.	20-3987436

Delaware	NovaMed of San Antonio, Inc.	20-4400542

Delaware	NovaMed of Laredo, Inc.	20-4926148

Delaware	NovaMed Eye Surgery Center of North County, LLC	36-4111316

Delaware	NovaMed Eye Surgery Center (Plaza), LLC	36-4124368

(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)	(Exact name of Registrant as specified in its charter)	Identification No.)

980 North Michigan Avenue

Suite 1620 Chicago, Illinois 60611

(312) 664-4100

 (Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Thomas S. Hall

President, Chief Executive Officer and Chairman of the Board

980 North Michigan Avenue Suite 1620

Chicago, Illinois 60611

(312) 664-4100

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

R. Cabell Morris, Jr. Esq.

Winston & Strawn LLP 35 West Wacker Drive

Chicago, Illinois 60601

(312) 558-5609

Debt securities and guarantees of debt securities

(Title of the indenture securities)

ITEM 1.  GENERAL INFORMATION*

*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

Furnish the following information as to the trustee:

(a)           Name and address of each examining or supervising authority to which it is subject.

1.             Comptroller of the Currency, Washington D.C.

2.                                       Federal Deposit Insurance Corporation, Washington, D.C.

3.                                       The Board of Governors of the Federal Reserve Systems, Washington, D.C.

(b)           Whether it is authorized to exercise corporate trust powers.

Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.

Not Applicable

ITEM 16.                LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

1.                                       A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 to Form T-1 filed as Exhibit 25 to Form S-3, dated June 28, 2006, in File No. 333-135417).

2.                                       A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

3.                                       A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

4.                                       A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed as Exhibit 25 to Form S-3, dated June 28, 2006, in File No. 333-135417).

5.                                       Not applicable.

6.                                       The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

7.                                       A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

8.                                       Not applicable.

9.                                       Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 19th day of  June, 2007.

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Thomas A. Popovics
Name: Thomas A. Popovics
Title: Assistant Vice President